EXHIBIT 10.3

Deed of Sale

NATIONAL AUSTRALIA BANK LTD ABN 12 004 <W4 B37

863063 7427723.6 10200*

Pags i of8

05/02/2007 11:00   FAX 0386454341

COLIB PTY LTD

Tax Invoice
Part A - Details

Us

Name: AB.N.: Address;

NATIONAL AUSTRALIA BANK LTD

ABN 12 004 044 937

AUSTRALIAN ASSET FINANCE 24™ FLOOR 500 BOURKE STREET MELBOURNE     VICTORIA       3000

You

Name: A.B.N.: Address:

INTERGRATED FOREST PRODUCTS PTY LTD

52 083 521 966

95 SALMON STREET, PORT MELBOURNE . VIC 3207

Complete if you are actfnfl in a (rust capacity Trust name:

Date of Trust

the Used Goods Description: serial No; Identification No: Regular Location:

LOGGING SAWMILL REFER ANNEXURE

TRALEE STREET. HUME, A.C.T

Purchase Price

$        4.950,000.00        (Inclusive of OST)

Disbursement       S

to    tha financier to dJacharpe toe security interest (refer befow)

to

to

Security Intfi res t Name of financier: A.C.N. or AJ3.N.: Address; Contact number Details xifGaeurity:

r

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